UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 4, 2024

INNOVATE CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-35210	54-1708481
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

295 Madison Ave., 12th Floor	10017
New York, NY
(Address of principal executive offices)	(Zip Code)

222 Lakeview Ave., Suite 1660, West Palm Beach, FL 33401
Former name or former address, if changed since last report

Registrant’s telephone number, including area code:	(212) 235-2691

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	VATE	New York Stock Exchange
Preferred Stock Purchase Rights	N/A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 2.02 Results of Operations and Financial Condition

On March 4, 2024, INNOVATE Corp. (the “Company”) issued a press release announcing its results for the quarter and year ended December 31, 2023 (the “Earnings Release”) and posted the INNOVATE Corp. Fourth Quarter 2023 Conference Call Investor Presentation to its Investor Relations section of the Company’s website at http://www.innovatecorp.com.

A copy of the Earnings Release and the investor presentation are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

As previously announced, the Company will conduct a conference call today, Monday, March 4, 2024 at 4:30 p.m. ET. The presentation slides to be used during the call, attached hereto as Exhibit 99.2, will be available on the “Investor Relations” section of the Company’s website (http://www.innovatecorp.com) immediately prior to the call.  The conference call and the presentation slides will be simultaneously webcast on the “Investor Relations” section of the Company’s website beginning at 4:30 p.m. ET on Monday, March 4, 2024.  The information contained in, or that can be accessed through the Company’s website is not a part of this filing.

The information in Item 2.02 and Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release of INNOVATE Corp., dated March 4, 2024
99.2	INNOVATE Corp. Fourth Quarter 2023 Conference Call Investor Presentation
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOVATE Corp.

March 4, 2024	By:	/s/ Michael J. Sena

Name: Michael J. Sena
Title: Chief Financial Officer